                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

----------------------------------
                                   :
In re:                             :  CHAPTER 11
                                   :
ENCOMPASS SERVICES CORPORATION,    :  Case No. 02-43582-H4-11
et al.                             :
                                   :
                  Debtors.         :  JOINTLY ADMINISTERED
                                   :
----------------------------------


                     ORDER CONFIRMING DEBTORS' JOINT PLAN OF
             REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

          The Debtors' Second Amended Joint Plan of Reorganization, dated April 11, 2003, as modified by the Immaterially Modified Second Amended Joint Plan of Reorganization of Encompass Services Corporation and its Affiliated Debtors Under Chapter 11 of the Bankruptcy Code (the "Immaterially Modified Plan") dated May 21, 2003, and as supplemented by the Plan Supplement dated May 8, 2003, the First Amended Plan Supplement dated May 14, 2003, and the Second Amended Plan Supplement dated May 19, 2003 (collectively, the "Plan Supplement"), and as may be subsequently amended or modified in accordance with the terms of such plan and the Bankruptcy Code (all of the foregoing collectively, the "Plan"), a copy of which is annexed hereto as Exhibit A, having been filed with the Bankruptcy Court (the "Court") by Encompass Services Corporation and its affiliated debtors, as debtors and debtors in possession (collectively, the "Debtors"); and the Debtors' Second Amended Joint Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, dated April 11, 2003 (the "Disclosure Statement"), having been approved by the Court and duly transmitted to holders of

Claims/1/ and Equity Interests of the Debtors and other parties in interest in accordance with the order of the Court dated April 11, 2001 (the "Disclosure Statement Approval Order"), approving the Disclosure Statement pursuant to section 1125 of title 11 of the United States Code (the "Bankruptcy Code"), establishing solicitation and tabulation procedures, approving the forms of ballots used in connection therewith, and providing for certain other relief; and a hearing having been held before the Court on May 21, 2003 to consider confirmation of the Plan pursuant to sections 1128 and 1129 of the Bankruptcy Code (the "Confirmation Hearing"); and due notice of the Confirmation Hearing having been provided to holders of Claims against and Equity Interests in the Debtors and other parties in interest in accordance with the Disclosure Statement Order, the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), as established by the affidavits of service, mailing and/or publication filed with the Court and such notice being sufficient, and no further notice being required; and the Court having considered all objections to confirmation of the Plan; and all objections to confirmation of the Plan having been withdrawn, overruled, denied or otherwise resolved as set forth in the record of the Confirmation Hearing and/or in the following stipulations by and among the Debtors and (i) The Comptroller of Public Accounts of the State of Texas; (ii) Transportation Insurance Company, Continental Casualty Company, American Casualty Company of Reading, Pennsylvania and their American affiliates and subsidiaries in the insurance business (individually and collectively known as CNA) and Cananwill, Inc.; (iii) ACE American Insurance Company and ACE Bermuda Insurance, Ltd.; (iv) GGP-Tucson Mall, L.L.C., Bayshore Mall Partners, Bellis Fair Partners, Boulevard Associates, GGP-Gateway Mall, L.L.C.,

_______________

/1/ Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

Park Mall, L.L.C., Rio West, L.L.C., Tracy Mall Partners, L.P., Price Development Company, L.P. Boise Mall, L.L.C., Alderwood Mall, L.L.C., GGP Ivanhoe II, Inc., Newgate Mall, L.L.C., Chapel Hills Mall, L.L.C., Southwest Plaza, L.L.C., Clackamas Mall, L.L.C., U-K LaSalle, Inc., West Oaks Mall Trust, Pembroke Lakes Mall, and RS Properties, Inc.; (v) George J. Hayden, Inc.; (vi) the National Labor Relations Board; (vii) The Bradley Factor, Inc. and Valley Steel Construction, Inc.; (viii) Automotive Rentals, Inc.; (ix) Texas Treasure Field; (x) Microsoft Corporation and MSLI, GP; and (xi) United States Fidelity & Guaranty Co. (collectively, the "Stipulations"); and upon all of the proceedings had before the Court; and after due deliberation and consideration and sufficient cause appearing therefore, it is hereby FOUND AND DETERMINED, ADJUDGED, DECREED and

     1. ORDERED that pursuant to section 1129 of the Bankruptcy Code, the Plan is herby confirmed; and it is hereby further

     2. ORDERED that the Findings of Fact and Conclusions of Law entered in conjunction herewith are expressly incorporated into, and form an integral part of, this Confirmation Order; and it is hereby further

     3. ORDERED that the Stipulations are expressly incorporated into, and form an integral part of, this Confirmation Order; and it is hereby further

     4. ORDERED that all objections to confirmation of the Plan that have not been withdrawn prior to the entry of this Confirmation Order or are not cured by the relief granted herein, by the Stipulations or by the Immaterially Modified Plan are overruled in all respects for the reasons set forth in the record of the Confirmation Hearing, which record is incorporated herein, and all withdrawn objections, if any, are deemed withdrawn with prejudice; and it is hereby further

     5. ORDERED that the modifications to the Plan, as set forth in the Immaterially Modified Plan, constitute technical changes and/or changes with respect to particular Claims or Equity Interests by agreement with holders of such Claims or Equity Interests, and do not materially adversely affect or change the treatment of any Claims or Equity Interests. Accordingly, pursuant to Bankruptcy Rule 3019, these modifications do not require additional disclosure under section 1125 of the Bankruptcy Code or re-solicitation of votes under section 1126 of the Bankruptcy Code, nor do they require that holders of Claims or Equity Interests be afforded an opportunity to change previously cast acceptances or rejections of the Plan; and it is hereby further

     6. ORDERED that the Debtors and the Reorganized Debtors are authorized and directed to take all actions necessary or appropriate to enter into, implement, and consummate the contracts, instruments, releases, leases, and other agreements or documents created or executed in connection with this Plan (including, without limitation, that certain Purchase Agreement, dated May 7, 2003, as amended by Amendment Number One, dated May 19, 2003, and the Transaction Documents (as defined in the Purchase Agreement) to be executed and/or delivered pursuant to the Purchase Agreement); and it is hereby further

     7. ORDERED that pursuant to section 1146(c) of the Bankruptcy Code, and this Confirmation Order, any transfers from a Debtor to a Reorganized Debtor or any other Person or entity pursuant to the Sale Orders and this Plan (including, without limitation, the transfer of the Purchased Assets to Residential Services Group, Inc. ("Buyer"), a corporation that has acquired or will acquire all rights and interests of Residential Acquisition Corp. under the Purchase Agreement prior to the closing under the Purchase Agreement) shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, or other similar tax or governmental assessment, sales tax, use tax, gross receipts tax, or all similar taxes and any state or local governmental officials or agents shall forego the collection of any such tax or governmental assessment and shall accept for filing and recordation any of the instruments or other documents referenced in the Plan, without the payment of any such tax or governmental assessment; and it is hereby further

     8. ORDERED that except as otherwise provided in any contract, instrument, release, or other agreement or document entered into in connection with the Plan, as of the Effective Date, each Reorganized Residential Debtor shall be deemed to have assumed each executory contract and unexpired lease to which it is a party and assigned such executory contracts and unexpired leases to the Buyer, unless such contract or lease (i) was previously assumed, assumed and assigned or rejected by such Residential Debtor, (ii) previously expired or terminated pursuant to its own terms, (iii) is the subject of a motion to reject filed on or before the Confirmation Date or (iv) is being rejected pursuant to the Plan as set forth in Schedule 7.1(a) to the Plan Supplement (collectively, the "Assumed Residential Contracts"); and it is hereby further

     9. ORDERED that except as otherwise provided in the Plan (including the Plan Supplement), this Confirmation Order, the Purchase Agreement, or in any contract, instrument, release, indenture, or other agreement or document entered into in connection with the Plan, all executory contracts and unexpired leases that exist between the Non-Residential Debtors and any Person shall be deemed rejected by the Reorganized Non-Residential Debtors as of the Effective

Date, except for any executory contract or unexpired lease (i) which has been assumed pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, (ii) which has been assumed and assigned to a Person pursuant to an asset purchase agreement under which such Non-Residential Debtor's assets have been sold, or which has been assumed and assigned to any Person other than a buyer of a Non-Residential Debtor's assets, (iii) which is being assumed by the Non-Residential Debtors pursuant to the Plan as set forth in Schedule 7.1(b) to the Plan Supplement; and (iv) which will be assumed by the Non-Residential Debtors and assigned to the Buyer pursuant to the Purchase Agreement and the Confirmation Order (the "Assigned Non-Residential Contracts") and it is hereby further

     10. ORDERED that on the Effective Date, the Debtors shall assign to the Buyer each Assumed Residential Contract and Assigned Non-Residential Contract (collectively, "Assigned Contracts") in accordance with section 365(f) of the Bankruptcy Code and the Debtors are hereby authorized and directed to deliver to the Buyer such documents or other instruments as may be necessary to assign and transfer such Assigned Contracts, all as of the Effective Date; and it is hereby further

     11. ORDERED that each Assigned Contract shall be free and clear of all Claims, Equity Interests, Liens, charges or other encumbrances, except as specifically provided in the Purchase Agreement; and it is hereby further

     12. ORDERED that the Debtors shall pay all amounts required to Cure any and all defaults under each assumed contract and unexpired lease in accordance with sections 7.1 and 7.6 of the Plan (collectively, "Cure Amounts"), and such amounts are the sole amount necessary to Cure all defaults and pay all actual or pecuniary losses that have resulted from any and all such defaults under each such assumed contract and/or lease; provided, however, that with respect to any Assigned Contract, any Cure will be paid on or prior to the Effective Date; and it is hereby further

     13. ORDERED that the assumption and assignment of the Assigned Contracts pursuant to the Purchase Agreement is in the best interests of the Debtors, their creditors and their estates. The assumption and assignment of the Assigned Contracts is reasonable, enhances the value of the Debtors' estates and does not constitute unfair discrimination; and it is hereby further

     14. ORDERED that the Assigned Contracts shall, upon assignment to the Buyer, be deemed to be valid and binding and in full force and effect and enforceable in accordance with their terms notwithstanding any provision in any such Assigned Contract (including those of the type described in sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits, restricts or conditions such assignment or transfer and, pursuant to section 365(k) of the Bankruptcy Code; and it is hereby further

     15. ORDERED that each non-Debtor party to an Assigned Contract is hereby forever barred, estopped and permanently enjoined from asserting against the Buyer or its successors or assigns any claim for a breach or default of such Assigned Contract occurring before the Effective Date; and it is hereby further

     16. ORDERED that all defaults or other obligations of the Debtors under each of the Assigned Contracts arising or accruing prior to the date of this Confirmation Order (without giving effect to any acceleration clauses or any default provisions of the kind specified in section 365(b)(2) of the Bankruptcy
Code) shall be deemed cured upon payment by the Debtors of the respective Cure Amount and no defaults exist in the Debtors' performance under the Assigned Contracts as of the date of this Confirmation Order (without giving effect to any acceleration clauses or any default provisions of the kind specified in section 365(b)(2) of the Bankruptcy Code) other than the failure to pay amounts equal to the Cure Amounts; and it is hereby further

        17. ORDERED that all executory contracts or unexpired leases assumed or assumed and assigned by the Debtors during the Chapter 11 Cases or hereunder shall remain in full force and effect for the benefit of the Reorganized Debtors or their assignees notwithstanding any provision in such contract or lease (including those described in sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits such assignment or transfer or that enables, permits, or requires termination of such contract or lease; and it is hereby further

        18. ORDERED that if the Debtors' rejection of an executory contract or unexpired lease pursuant to the Plan gives rise to a claim by the non-Debtor party or parties to such contract or lease, such claims shall be forever barred and shall not be enforceable against the Debtors, their Estates or the Reorganized Debtors unless a proof of claim is filed with the Court and served upon the Debtors or the Reorganized Debtors, and their counsel, within 60 days after notice of the entry of this Confirmation Order; and it is hereby further

        19. ORDERED that the transfers of property by the Debtors (i) to the Buyer and the Reorganized Debtors (A) are or shall be legal, valid, and effective transfers of property, (B) vest or shall vest the Buyer and the Reorganized Debtors with good title to such property free and clear of all Liens, charges, Claims, encumbrances, or Equity Interests, except as expressly provided in the Plan, in this Confirmation Order, or in the Purchase Agreement,
(C) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable bankruptcy or nonbankruptcy law, and (D) do not and shall not subject the Buyer or the Reorganized Debtors to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including any laws affecting successor, transferee or stamp or recording tax liability and (ii) to holders of Claims or Equity Interests hereunder are for good consideration and value; and it is hereby further

        20. ORDERED that on or prior to the Effective Date, the Senior Lenders, DIP Lenders, the Administrative Agent and any other party holding a security interest in any Purchased Asset (collectively, "Lien Holders"), except as provided under the Purchase Agreement, shall release and turn over to the Buyer, upon the request of the Buyer, any and all property constituting all or a portion of the Purchased Assets that secures or purports to secure any obligation of the Residential Business to each such Lien Holder; and to execute such documents and instruments as the Buyer or Debtors require to evidence the release of the liens on the Purchased Assets. In the event that one or more such Lien Holders have not delivered to the Buyer (in proper form for filing and duly executed by appropriate parties) termination statements, instruments of satisfaction and releases of all such liens or other encumbrances to which such Lien Holder has or purports to have with respect to all or a portion of the Purchased Assets, then the Buyer or Debtors shall be authorized and directed to execute and file such statements, instruments, releases and other documents on behalf of each such Lien Holder; and it is hereby further

        21. ORDERED that any claim the Buyer may have under the Purchase Agreement against any Debtor or Reorganized Debtor shall be an Administrative Expense Claim under section 503(b)(1) of the Bankruptcy Code; and it is hereby further

        22. ORDERED that all Existing Preferred Stock, Existing Common Stock, and Existing Other Equity Interests in Encompass shall be cancelled effective upon the Effective Date; and it is hereby further

        23. ORDERED that the Debtors have acted in good faith with respect to the formulation, the solicitation, and Confirmation of the Plan, pursuant to section 1125(e) of the Bankruptcy Code; and it is hereby further 8. ORDERED that pursuant to this Confirmation Order and the Plan, the Debtors and the Reorganized Debtors shall be authorized to appoint and retain the Disbursing Agent as set forth in the Plan; and it is hereby further

        24.   ORDERED that pursuant to section 1142(b) of the Bankruptcy Code,
(a) the Debtors and the Reorganized Debtors, (b) the Disbursing Agent, and (c) all other necessary parties are authorized and empowered to (i) execute and deliver any instrument, agreement, or document in furtherance of the Plan, (ii) perform any act that is necessary to implement the winding-up of the Debtors' affairs and (iii) take any and all other actions permitted or required by, or reasonably necessary to implement, the provisions of the Plan and this Confirmation Order; and it is hereby further

        25. ORDERED that pursuant to section 1142(a) of the Bankruptcy Code and the provisions of this Confirmation Order, the Plan and all Plan-related documents shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law; and it is hereby further

        26. ORDERED that the releases, exculpation, and indemnification provisions contained in the Plan, including, but not limited to, those provided in (i) Article XIII of the Plan and (ii) the Restated Bylaws and Articles of Incorporation of Encompass Services Corporation and Amended and Restated Bylaws and Certificate of Incorporation of Encompass Services Holding Corp. set forth in Schedule 5.2 of the Plan Supplement, are expressly incorporated in this Confirmation Order as if set forth in full and are hereby authorized and approved; and it is hereby further

        28. ORDERED that applications for payment of administrative claims must be filed and served in accordance with section 13.1(a) of the Plan, no later than 60 days after the Confirmation Date (the "Administrative Expense Claims Bar Date") or be forever barred from doing so, and notice of the entry of this Confirmation Order, delivered pursuant to Bankruptcy Rules 3020(c) and 2002(f) shall set forth such date and shall constitute notice of the Administrative Expense Claims Bar Date; and it is hereby further

        29. ORDERED that all applications for final allowance of compensation and reimbursement of Professional Fees and expenses pursuant to sections 327, 328, 330, 331, 503, or 1103 of the Bankruptcy Code for services rendered or expenses incurred in the Chapter 11 Cases must be filed and served in accordance with section 13.1(b) of the Plan no later than 60 days after the Effective Date; and it is hereby further

        30. ORDERED that in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors shall retain and may enforce, sue on, settle, or compromise (or decline to do any of the foregoing), without the approval of the Bankruptcy Court, all claims, rights or causes of action, suits, and proceedings, whether in law or in equity, whether known or unknown, that the Debtors or their Estates may hold against any Person or entity; and it is hereby further

        31. ORDERED that the Reorganized Debtors or their successor(s) may pursue such retained claims, rights or causes of action, suits, or proceedings as appropriate, in accordance with the best interests of the Reorganized Debtors or their successor(s) who hold such rights; and it is hereby further

        32.   ORDERED that except with respect to distributions under the Plan to the holders of Allowed General Unsecured Claims, any distributions under the Plan that are unclaimed for a period of one year after distribution thereof shall be unclaimed distributions and any entitlement of any holder of any Claim to such distributions shall be extinguished and forever barred; and it is hereby further

        33. ORDERED that except as otherwise provided in or contemplated by the Plan and the Plan Documents, on the Effective Date, in accordance with sections 1141(b) and 1141(c) of the Bankruptcy Code, all property of the Debtors' estates and all other property dealt with by the Plan, other than the property of Encompass, shall be vested in Reorganized Encompass Holding free and clear of all debts, Claims, Liens, charges, encumbrances and Equity Interests in the Debtors; and it is hereby further

        34. ORDERED that, on the Effective Date, in accordance with sections 1141(b) and 1141(c) of the Bankruptcy Code, all property of Encompass shall be vested in Reorganized Encompass free and clear of all debts, Claims, Liens, charges, encumbrances and Equity Interests in the Debtors; and it is hereby further

        35. ORDERED that all injunctions or stays provided for in the Chapter 11 Cases pursuant to section 362 of the Bankruptcy Code or otherwise extant on the date of entry of this

Confirmation Order shall remain in full force and ffect until the Effective Date; and it is hereby further

        36. ORDERED that the stay in effect pursuant to section 362(a) of the Bankruptcy Code is dissolved and is of no force or effect as of the Effective Date; and it is hereby further

        37. ORDERED that pursuant to Bankruptcy Rule 3020(e), this Confirmation Order is immediately effective and shall not be stayed following its entry; and it is hereby further

        38. ORDERED that the failure to specifically include any particular provision of the Plan in this Confirmation Order shall not diminish or impair the efficacy of such provision, it being understood that the intent of this Court is that the Plan be confirmed and approved in its entirety.

DATED:      May 28, 2003
        ----------
        Houston, Texas

                                           /s/ William Greendyke
                                        ----------------------------------------
                                        THE HONORABLE WILLIAM R. GREENDYKE,
                                        UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT A

                  [contained as Exhibit 2.1 to this Form 8-K]

                                       14